Wealthfront Risk Parity Fund

Class W WFRPX

A Series of Two Roads Shared Trust

Supplement dated April 18, 2018 to the Prospectus and SAI

dated January 15, 2018

At a meeting held on April 6, 2018, the Board of Trustees of Two Roads Shared Trust (the “Trust”) approved a reduction in the investment advisory fee of the Wealthfront Risk Parity Fund (the “Fund”) from 0.50% to 0.25% effective April 18, 2018.

Additionally, WFAS LLC, investment adviser to the Fund, changed its name from WFAS LLC to Wealthfront Strategies LLC, effective April 17, 2018. Accordingly, all references to WFAS LLC are removed and replaced with Wealthfront Strategies LLC.

The section entitled “Fees and Expenses of the Fund” on page 1 of the Fund’s prospectus is restated in its entirety below:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class W
Management Fees(1)	0.25%
Distribution (12b-1) Fees	None
Other Expenses(2) (3)	0.00%
Acquired Fund Fees and Expenses(2)	0.00%
Total Annual Fund Operating Expenses	0.25%

(1)	The Fund’s management fee is a “unitary” fee that includes all operating expenses payable by the Fund, except for the Fund’s pro rata portion of the fees and expenses associated with the Fund’s independent trustees (including independent trustees legal counsel fees), brokerage fees and commissions, taxes, borrowing costs (such as dividend expenses on securities sold short and interest), fees and expenses of other investment companies in which the Fund may invest, and such extraordinary or non-recurring expenses as may arise, including litigation expenses.
(2) (3)	Based on estimated amounts for the current fiscal year. Amount rounds to less than 0.01%.

The section entitled “Expense Example” on page 1 of the Fund’s prospectus is restated in its entirety below:

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

	1 Year	3 Years
Class W	$26	$80

The second sentence of the second paragraph beneath the heading “Investment Adviser” on page 12 of the prospectus is restated in its entirety below:

Under the agreement, the Adviser receives an annual management fee equal to 0.25% of the Fund’s average daily net assets.

The table appearing beneath the heading “Investment Adviser and Investment Advisory Agreement” on page 16 of the SAI is restated in its entirety below:

FUND	ADVISORY FEE
Wealthfront Risk Parity Fund	0.25%

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

This Supplement and Fund’s Prospectus and the SAI, each dated January 15, 2018, provides relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-877-910-4232.